SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12


                       Mid Atlantic Medical Services, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
      [ ] Fee computed on table below per Exchange Act
          Rules 14a-6(i)(1) and 0-11:

          1) Title of each class of securities to which transaction applies: ___________________

          2) Aggregate number of securities to which transaction applies: ___________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): ________________________________________________

          4)   Proposed maximum aggregate value of transaction: ____________

          5)   Total fee paid: ___________________

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



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      1)    Amount Previously Paid: ___________________

      2)    Form, Schedule or Registration Statement No.:________________

      3)    Filing Party: ____________________________________

      4)    Date Filed: ______________________________________



                                      - 2 -
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                       MID ATLANTIC MEDICAL SERVICES, INC.
                                  4 TAFT COURT
                            ROCKVILLE, MARYLAND 20850
                                 (301) 762-8205

                        CHANGES TO PROXY STATEMENT DATED
                                 MARCH 31, 1999

Dear Shareholder:

      The Company's Proxy Statement dated March 31, 1999 is hereby amended to correct two technical errors. If you have already voted and wish to change your vote, a light yellow proxy card and return envelope is enclosed. IT IS NOT NECESSARY TO RETURN THE NEW PROXY CARD IF YOU DO NOT WISH TO CHANGE YOUR VOTE. IF YOU HAVE NOT YET VOTED, PLEASE USE THE ORIGINAL BALLOT YOU RECEIVED WITH YOUR PROXY STATEMENT.

      The following provides corrections to the Proxy Statement text.


1. On page 29, under the heading RATIFICATION OF ADOPTION OF THE 1999 NON-QUALIFIED STOCK OPTION PLAN - NON-EMPLOYEE DIRECTOR OPTIONS - EXERCISABILITY; TERMINATION OF SERVICE, the text now reads:

      "Each Non-Employee Director Option is exercisable in full on the date of grant. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such option may be exercised until the expiration of the stated term of the option. Accordingly, if a Non-Employee Director ceases to serve for any reason, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such option."



2. On page 22, second full paragraph , under the heading EXECUTIVE MANAGEMENT COMPENSATION - MANAGEMENT EMPLOYMENT AGREEMENTS, the text now reads:

      "As of January 8, 1999, Mr. Jochum resigned his positions with the Company under the terms of a Settlement Agreement with the Company. Pursuant to the Settlement Agreement, Mr. Jochum received compensation consistent with a termination other than for cause under the terms of his Employment Agreement with the Company for the period of January 1, 1991 through December 31, 1998. Specifically, Mr. Jochum received a lump sum payment of $730,000. He is to receive an additional amount totaling $1,350,000 payable in installments, for the period January 22,1999 through January 21, 2000. Mr. Jochum is also entitled to the supplemental retirement benefits subject to the split dollar option that Mr. Jochum previously elected and health insurance benefits."

Letter to Shareholders
Changes to Proxy Statement
dated April 2, 1999





      Any questions concerning these corrections to the Proxy Statement dated March 31, 1999 should be directed to Sharon C. Pavlos, Executive Vice President, General Counsel and Secretary to the Company at 301-251-4075.

                                          By Order of the Board of Directors,



                                          /s/ Valerie I. Shealer
                                          Valerie I. Shealer
                                          Assistant Secretary
                                          Mid Atlantic Medical Services, Inc.










April 2, 1999
Rockville, Maryland


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                       MID ATLANTIC MEDICAL SERVICES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Thomas P. Barbera and Mark D. Groban, and each of them individually, with the power of substitution, to vote and otherwise represent all of the shares of common stock (Common Stock) of Mid Atlantic Medical Services, Inc. (Company), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company (Annual Meeting) to be held at the offices of the Corporation located at 10 Taft Court, Rockville, Maryland 20850 on Monday, April 26, 1999 at 10:00 a.m, Rockville time, and any adjournment or adjournments thereof, as follows: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked. Unless a contrary direction is indicated, this Proxy Will Be Voted For the Proposals Referred to in Items 1, 2 and 3. The Board of Directors recommends votes For the Proposals referred to in Items 1, 2 and 3. This Proxy is Solicited on Behalf of the Board of Directors. (Continued and to be signed on the other side.)

MID ATLANTIC MEDICAL SERVICES, INC.
P.O. BOX 11176
NEW YORK, N.Y. 10203-0176


(1)  Election of Directors

FOR all nominees listed below ( )

WITHHOLD AUTHORITY to vote for all nominees listed below (  )

*EXCEPTIONS (  )

Nominees: Thomas P. Barbera; Francis C. Bruno, M.D.; John A. Paganelli; Janet L. Norwood; Ivan R. Sabel; and James A. Wild.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions _________________________________________________________________

(2)  To ratify the adoption of the 1999 Non-Qualified Stock Option Plan.

FOR             AGAINST         ABSTAIN
( )               ( )             ( )

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(3)  To ratify the adoption of the 1999 Senior Management Bonus Plan.

FOR             AGAINST         ABSTAIN
( )               ( )             ( )


(4) In their discretion upon such other business and other matters and proposals as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


Change of Address or Comments Mark Here ( )


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Whether or not you plan to attend the Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

Dated:_____________________________, 1999

_________________________________________
     Signature of Stockholder

_________________________________________
Signature(s) of Additional Stockholder(s)

Votes must be indicated
(x) in Black or Blue ink.

Please complete, sign, date and return this proxy promptly in the enclosed envelope.

                                   APPENDIX A

                       MID ATLANTIC MEDICAL SERVICES, INC.
                      1999 NON-QUALIFIED STOCK OPTION PLAN

ARTICLE I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

      1.01 PURPOSE. The purpose of the Mid Atlantic Medical Services, Inc. 1999 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

      1.02 ADOPTION AND TERM. The Plan shall become effective on May 3, 1999, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on May 2, 2004, or such earlier date as shall be determined by the Board (as hereinafter defined); PROVIDED, HOWEVER, that, in the event the Plan is not approved by a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting at or before the Company's 1999 annual meeting of holders of Common Stock, the Plan shall terminate on such date and any Options (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

ARTICLE II.  DEFINITIONS

      For purposes of the Plan, capitalized terms shall have the following meanings:

      2.01 "BENEFICIARY" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

      2.02   "BOARD" means the Board of Directors of the Company.

      2.03 "CAUSE" means, with respect to a Participant who is a Non-Employee Director, removal as a director by the holders of Common Stock or by the Board for cause; PROVIDED, HOWEVER, that, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.

      2.04 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall


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include  that  section  and any  comparable  section or  sections  of any future legislation that amends, supplements, or supersedes said section.

      2.05 "COMMITTEE" means a committee of the Board as may be appointed, from time to time, by the Board.

             (a) The Board may appoint more than one Committee to administer the Plan. If it appoints more than one Committee, one Committee (the "STOCK OPTION COMMITTEE") shall have the authority to grant Options to a Participant who is either, at the Date of Grant of the Option, a "covered employee" as defined in
Section 162(m) or who is subject to Section 16 of the Exchange Act; however, such Committee shall also have the authority to grant Options to other Participants. The Stock Option Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Board may grant Options to a Participant who is either a "covered employee" or subject to Section 16 of the Exchange Act, in which case the Board may also administer the Plan and the term "COMMITTEE" as used herein shall also include the Board. The other Committee (the "SELECT COMMITTEE") shall be composed of at least one director, who may be an officer of the Company. The Select Committee shall have authority to grant Options to a Participant who is not, at the Date of Grant of the Option, either a "covered employee" as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

             (b) The Board may, from time to time, appoint members of each Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee.

             (c) The Stock Option Committee and the Select Committee shall each have the power and authority to administer the Plan in accordance with Article III with respect to particular classes of Participants (as specified in Section 2.05(a)) and, when used herein, the term "Committee" shall mean either the Stock Option Committee or the Select Committee if the Board appoints more than one Committee to administer the Plan. If, however, there is a conflict between the determinations made by the Stock Option Committee and the Select Committee, the determinations made by the Stock Option Committee shall control.

      2.06 "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

      2.07 "COMPANY" means Mid Atlantic Medical Services, Inc., a corporation organized under the laws of the State of Delaware, and its successors.

      2.08 "DATE OF GRANT" means the date designated by the Committee as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee approves the granting of such Option.


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


      2.09 "DISABILITY" has the meaning specified in Section 22(e)(3) of the Code.

      2.10   "DISABILITY DATE"  means  the  date  as  of   which   an   Employee
Participant is determined by the Committee to have a Disability.

      2.11   "EMPLOYEE PARTICIPANT"   means   a   Participant  who is not a Non-
Employee Director.

      2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      2.14 "FAIR MARKET VALUE" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); PROVIDED, HOWEVER, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; PROVIDED, FURTHER, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

      2.15 "NON-EMPLOYEE DIRECTOR" means each member of the Board or of the Board of Directors of Physicians Health Plan of Maryland, Inc., in each case who is not an employee of the Company or of any of its Subsidiaries; provided, HOWEVER, that Francis C. Bruno shall be considered to be a Non-Employee Director.

      2.16   "NON-EMPLOYEE DIRECTOR OPTION"   means   an   Option   granted   in
accordance with Article VII.

      2.17 "OPTION AGREEMENT" means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

      2.18 "OPTION" means any option to purchase Common Stock granted to an Employee Participant pursuant to Articles V and VI or to a Non-Employee Director


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


pursuant to Article VII. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

      2.19 "PARTICIPANT" means any employee of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Articles V and VI and, solely to the extent provided in Article VII, any Non-Employee Director.

      2.20   "PLAN"  means  the  Mid Atlantic   Medical   Services,   Inc.  1999
Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.

      2.21 "RULE 16B-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

      2.22   "SEC" means the Securities and Exchange Commission.

      2.23   "SECTION 162(M)" means  Section  162(m)  of  the   Code   and   the
regulations thereunder.

      2.24 "SUBSIDIARY" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

      2.25 "TERMINATION OF EMPLOYMENT" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion.

ARTICLE III. ADMINISTRATION

      3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.


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


      3.02 ACTIONS OF THE COMMITTEE. Except when the "Committee" is the "Board" in the circumstance described in the fourth sentence of Section 2.05(a), all determinations of the Committee shall be made by a majority vote of its members. A majority of a Committee's members shall constitute a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.  SHARES OF COMMON STOCK

      4.01 NUMBER OF SHARES OF COMMON STOCK ISSUABLE. Subject to adjustments as provided in Section 8.05, 1,500,000 shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

      4.02 NUMBER OF SHARES OF COMMON STOCK AWARDED TO ANY PARTICIPANT. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

      4.03   SHARES OF COMMON STOCK SUBJECT TO  TERMINATED  OPTIONS.  The Common
Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

ARTICLE V.   PARTICIPATION

      5.01 ELIGIBLE PARTICIPANTS. Employee Participants in the Plan shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers and key employees, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of an Employee Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Employee Participants and in determining the type and amount of their respective Options. A Participant may hold more than one Option granted under the Plan. During the term of the Plan, no Employee Participant may receive Options to purchase more than one million shares of Common Stock under the Plan.


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


      Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Options under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Options.

ARTICLE VI.  STOCK OPTIONS

      6.01 GRANT OF OPTION. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant.

      6.02 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; PROVIDED, HOWEVER, that, except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.02(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

            (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the Date of Grant.

            (c) EXERCISABILITY. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b), (f) and
(g).

            (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.02(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or


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


encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; PROVIDED, HOWEVER, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

            (e) NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant at a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

            (f) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.02(b).

            (g)  EXERCISE  OF  OPTIONS  UPON  TERMINATION  OF  EMPLOYMENT.   The
following provisions apply to Options granted to Employee Participants:

                  (i)  EXERCISE  OF  VESTED  OPTIONS  UPON   TERMINATION  OF
EMPLOYMENT.

                        (A) TERMINATION.  Unless the Committee,  in its sole and
                            absolute discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Termination of Employment other than by reason of death or Disability, the Employee Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable at the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

                        (B) DISABILITY.  Unless the  Committee,  in its sole and
                            absolute discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Disability Date, the Employee Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

                        (C) DEATH.  Unless  the  Committee,   in  its  sole  and
                            absolute discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), in the event of the death of an Employee Participant while employed by the Company or a Subsidiary, the right of the Employee Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee Participant's death or on the date of expiration of the Option determined pursuant to Section 6.02(b), whichever is earlier.

                  (ii)      EXPIRATION OF UNVESTED OPTIONS UPON TERMINATION
                            ------------------------------------------------
                            OF  EMPLOYMENT.
                            ---------------
                            Subject to Sections  6.02(f) and  6.02(g)(i)(B)  and
                            (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant to continue to accrue service with respect to the right to exercise his or her Options.

ARTICLE VII.  NON-EMPLOYEE DIRECTOR OPTIONS

      7.01 GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS; EXERCISE PRICE; TERM. On May 3, 1999, each person who is a Non-Employee Director on such date shall be granted a Non-Employee Director Option to purchase the number of shares of Common Stock determined in accordance with Section 7.02. A Non-Employee Director shall only receive one Non-Employee Director Option on May 3, 1999, even if he or she serves as a Non-Employee Director of the Company and/or of one or more of its Subsidiaries.

      The exercise price per share for Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All Non-Employee Director Options shall have a five-year term.

      7.02 NUMBER OF SHARES. Each Non-Employee Director Option shall entitle the holder to purchase 5,000 shares of Common Stock; PROVIDED, however, that, if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option, his or her Non-Employee Director Option shall only entitle him or her to purchase 3,000 shares of Common Stock.

      7.03 EXERCISABILITY.   Each   Non-Employee   Director  Option   shall   be
exercisable in full on the Date of Grant.

      7.04 TERMINATION. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such Option may be exercised until the expiration of the stated term of the Option. Accordingly, if a Non-Employee Director ceases to serve for any reason, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such Option, but only to the extent it was not previously exercised.


      7.05 OTHER PLAN PROVISIONS. All applicable provisions of the Plan (other than Sections 6.02(f) and (g)) not inconsistent with this Article VII shall apply to Options granted to Non-Employee Directors.

ARTICLE VIII.  TERMS APPLICABLE TO ALL OPTIONS GRANTED UNDER THE PLAN

      8.01 PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control.

      8.02 OPTION AGREEMENT. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

      8.03  MODIFICATION  OF  OPTION  AFTER  GRANT.  Except as  provided  by the
Committee, in its sole and absolute discretion, in the Option Agreement or as provided in Section 8.05, no Option granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

      8.04 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Common Stock issuable under such Participant's Option, and the Company may defer issuance of Common Stock upon the grant or exercise of an Option unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

      8.05  ADJUSTMENTS TO REFLECT CAPITAL CHANGES; CHANGE IN CONTROL.
            ----------------------------------------------------------

            (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the amount of Non-Employee Director Options to be granted on any date under Section 7.02, the limit set forth in the last sentence of the first paragraph of Section
5.01 of the Plan, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

            (b) SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

            (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

            (d) CHANGES IN CONTROL. (i) Upon the dissolution or liquidation of the Company, (ii) upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, (iii) upon the sale of substantially all of the property or assets of the Company to another corporation, or (iv) if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date, whether or not exercisable during such period, subject, however, to the limitation set forth in Sections 6.02(b) and 7.01. For purposes of this Section 8.05(d), the Company refers to Mid Atlantic Medical Services, Inc.,
MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 8.05(d).

      8.06 SURRENDER OF OPTIONS. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

      8.07 NO RIGHT TO OPTION;  NO RIGHT TO  EMPLOYMENT.  Except as  provided in
Article VII, no director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

      8.08 OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

      8.09 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

      8.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

      8.11 COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with

Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Options that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

      8.12 CAPTIONS. The captions (I.E., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

      8.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

      8.14 LEGENDS. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

      8.15 INVESTMENT REPRESENTATION. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Option deliver to the Committee at the time of grant or exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

      8.16  AMENDMENT AND TERMINATION.

            (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; PROVIDED, HOWEVER, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; PROVIDED, HOWEVER, that the Committee may, in its sole and absolute discretion, make provision in an Option Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

            (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option could have been amended or would have been exercisable or vest had the Plan not terminated.

      8.17 COSTS AND EXPENSES. All costs and expenses incurred in administering the Plan shall be borne by the Company.

      8.18 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.